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                                                                  Exhibit 99.5
                                                                  EXHIBIT F
                                                                  ---------


                                     FORM OF
                           CERTIFICATE OF DESIGNATION

                                       OF

                      SERIES A CONVERTIBLE PREFERRED STOCK

                                       OF

                           WYNDHAM INTERNATIONAL, INC.


             Pursuant to Section 151 of the General Corporation Law
                            of the State of Delaware


         Wyndham International, Inc., a Delaware corporation (the "Corporation"), certifies that pursuant to the authority contained in its Restated Certificate of Incorporation, as amended (the "Restated Certificate of Incorporation"), and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors (the "Board of Directors") has adopted the following resolution creating a series of its Preferred Stock, par value $.01 per share, designated as Series A Convertible Preferred Stock:

         RESOLVED, that a series of authorized Preferred Stock, par value $.01 per share, of the Corporation be hereby created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

         Section 1. DESIGNATION AND AMOUNT; RANK.

                  (a) DESIGNATION AND AMOUNT. The shares of such series shall be designated as the "Series A Convertible Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting such series shall be 31,840,000 shares of Series A Preferred Stock. Section 10 contains the definitions of certain defined terms used herein.

                  (b) RANK. The Series A Preferred Stock shall, with respect to dividend distributions and distributions upon liquidation, winding-up and dissolution of the Corporation, rank (i) senior (to the extent set forth herein) to all Junior Stock; (ii) on a parity with Parity Stock; and (iii) junior to all Senior Stock.





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         Section 2. DIVIDENDS AND DISTRIBUTIONS.

                  (a) The holders of shares of Series A Preferred Stock shall be entitled to receive on each Dividend Payment Date in respect of the Dividend Period ending on such Dividend Payment Date (but excluding such Dividend Payment
Date) (i) commencing on the first Dividend Payment Date following the closing of the Rights Offering (as defined in the Purchase Agreement) and continuing through the sixth anniversary of the Series B Preferred Stock Issuance Date, (A) cumulative dividends payable in cash on each such Dividend Payment Date equal to the then applicable Cash Percentage of the Stated Amount of each share of the then outstanding Series A Preferred Stock, and (B) cumulative dividends payable in additional shares of Series A Preferred Stock on each such Dividend Payment Date equal to the then applicable PIK Percentage of the Stated Amount of each share of the then outstanding Series A Preferred Stock; provided that with respect to the Initial Dividend Period, the dividends set forth in clause (A) above shall be prorated based on the number of days in such period, (ii) commencing with the first Dividend Period occurring after the sixth anniversary of the Series B Preferred Stock Issuance Date and continuing through the tenth anniversary of the Series B Preferred Stock Issuance Date, or earlier redemption or conversion of the Series B Preferred Stock, (A) cumulative dividends payable entirely in cash on each such Dividend Payment Date at a rate per annum equal to 9.75% of the Stated Amount of each share of the then outstanding Series A Preferred Stock or (B) upon the vote of a majority of the Class A Directors and Class C Directors with respect to each dividend, cumulative dividends payable entirely in additional shares of Series A Preferred Stock on each such Dividend Payment Date at a rate per annum equal to 9.75% of each share of the then outstanding Series A Preferred Stock; provided that (y) with respect to any such dividend that is to be paid in cash, the dividend payable on the Series B Preferred Stock on the corresponding Dividend Payment Date shall be paid in cash and (z) with respect to any such dividend that is to be paid in additional shares of Series A Preferred Stock, the dividend payable on the Series B Preferred Stock on the corresponding Dividend Payment Date shall be paid in additional shares of Series B Preferred Stock, and (iii) commencing with the first Dividend Period occurring after the tenth anniversary of the Series B Preferred Stock Issuance Date, cumulative dividends payable entirely in cash on each such Dividend Payment Date at a rate per annum equal to 9.75% of the Stated Amount of each share of the then outstanding Series A Preferred Stock. If cash dividends on the Series A Preferred Stock are in arrears and unpaid for a period of 60 days or more, then an additional amount of dividends shall accrue at a rate per annum equal to 2.00% of the Stated Amount of each share of the then outstanding Series A Preferred Stock (the "Default Rate") from the last Dividend Payment Date on which cash dividends were to be paid in full until such time as all cash dividends in arrears have been paid in full, such additional dividends to be cumulative and payable in shares of Series A Preferred Stock (including fractional shares) at the Stated Amount. Any reference herein to "cumulative dividends" or "accrued dividends" or similar phrases means that such dividends are fully cumulative and accumulate and accrue on a daily basis (computed on the basis of a 360-day year of twelve 30-day months) and compound quarterly on the Dividend Payment Dates at the rate indicated above (the "Dividend Rate") and in the manner set forth herein, whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation


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legally available for the payment of dividends. All dividends payable in additional shares of Series A Preferred Stock shall be paid through the issuance of additional shares of Series A Preferred Stock (including fractional shares) at the Stated Amount.

                  (b) In case the Corporation shall at any time or from time to time declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of stock or other securities or property or rights or warrants to subscribe for securities of the Corporation or any of its Subsidiaries by way of dividend or spin off) on the Common Stock, other than any dividend or distribution of shares of Common Stock covered by Section 8(b)(i), the Rights Offering or any issuance of rights pursuant to the Rights Plan, as it may be amended from time to time, or any successor shareholder rights agreement of the Corporation, then, and in each such case (a "Triggering Distribution"), the holders of shares of Series A Preferred Stock shall be entitled to receive from the Corporation, with respect to each share of Series A Preferred Stock held, in addition to the dividends payable under Section 2(a), the same dividend or distribution received by a holder of the number of shares of Common Stock into which such share of Series A Preferred Stock is convertible on the record date for such dividend or distribution, after giving effect to the contemporaneous issuance of any additional shares of Series A Preferred Stock as described in Section 2(a) above with respect to Accrued Dividends provided, however, that with respect to a fraction (i) the numerator of which shall be the Cash Percentage and (ii) the denominator of which shall be 2.4375%, multiplied by the Stated Amount of each share of the Series A Preferred Stock then outstanding, the Corporation may pay any portion of such dividend or distribution in additional shares of Series A Preferred Stock valued at the Stated Amount thereof. Any such dividend or distribution shall be declared, ordered, paid or made on the Series A Preferred Stock at the same time such dividend or distribution is declared, ordered, paid or made on the Common Stock and shall be in addition to any dividends payable under Section 2(a).

                  (c) No full dividends shall be declared by the Board of Directors or paid or set apart for payment by the Corporation on any Parity Stock for any period unless the Accrued Dividends have been or contemporaneously are declared and paid in full, or declared and, if payable in cash, a sum in cash Set Apart for Payment, on the Series A Preferred Stock for all Dividend Periods terminating on or prior to the date of payment of such full dividends on such Parity Stock. If any dividends are not so paid, all dividends declared upon shares of the Series A Preferred Stock and any other Parity Stock shall be declared pro rata so that the amount of dividends declared per share on the Series A Preferred Stock and such Parity Stock shall in all cases bear to each other the same ratio that the Accrued Dividends per share on the Series A Preferred Stock and the accrued dividends on such Parity Stock bear to each other.

                           (i) So long as any share of the Series A Preferred
 Stock is outstanding, the Corporation shall not declare, pay or set apart for payment any dividend on any of the Junior Stock (other than dividends in Junior Stock to the holders of Junior Stock), or make any payment on account of, or set apart for payment money for a sinking or other similar fund for, the purchase, redemption or other retirement of, any of the Junior Stock or any warrants, rights, calls


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or options exercisable for or convertible into any of the Junior Stock whether in cash, obligations or shares of the Corporation or other property (other than in exchange for Junior Stock), and shall not permit any corporation or other entity directly or indirectly controlled by the Corporation to purchase or redeem any of the Junior Stock or any such warrants, rights, calls or options (other than in exchange for Junior Stock) unless the Accrued Dividends on the Series A Preferred Stock for all Dividend Periods ended on or prior to the date of such payment in respect of Junior Stock have been or contemporaneously are paid in full.

                           (ii) So long as any share of the Series A Preferred
Stock is outstanding, the Corporation shall not (except with respect to dividends as permitted by Section 2(c)(i)) make any payment on account of, or set apart for payment money for a sinking or other similar fund for, the purchase, redemption or other retirement of, any of the Parity Stock or any warrants, rights, calls or options exercisable for or convertible into any of the Parity Stock, and shall not permit any corporation or other entity directly or indirectly controlled by the Corporation to purchase or redeem any of the Parity Stock or any such warrants, rights, calls or options unless the Accrued Dividends on the Series A Preferred Stock for all Dividend Periods ended on or prior to the date of such payment in respect of Parity Stock have been or contemporaneously are paid in full.

         Section 3. VOTING RIGHTS.

                  (a) Except for any voting rights provided elsewhere herein or by law, the holders of shares of Series A Preferred Stock shall not be entitled to voting rights.

                  (b) If (i) cash dividends on the Series A Preferred Stock are in arrears and unpaid for six quarterly Dividend Periods, whether or not consecutive and such failure thereafter continues (the period during which such failure shall continue being referred to herein as a "Voting Period") and (ii) the holders of Series B Preferred Stock no longer have the right to elect any directors under Sections V(D) and V(E) of the Restated Certificate of Incorporation, then the number of directors constituting the Board of Directors shall be increased by the number, if any, necessary to permit the holders of the Series A Preferred Stock and Series B Preferred Stock, voting as a single class, to elect a minimum of two directors upon such default. If the holders of Series A Preferred Stock and Series B Preferred Stock are entitled to elect directors pursuant to the preceding sentence, as soon as practicable after the commencement of the Voting Period, the Corporation shall call a special meeting of the holders of Series A Preferred Stock and Series B Preferred Stock by mailing a notice of such special meeting to such holders, such meeting to be held not more than 30 days after the date of mailing of such notice. If the Corporation fails to send a notice, the meeting may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth business day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of shares of Series A Preferred Stock and Series B Preferred Stock held during a Voting Period at which directors are to be elected (or with respect to any action by written consent in lieu of a meeting of stockholders), such holders,



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voting as a single class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of capital stock of the Corporation), shall be entitled to elect such directors. The terms of office of all persons who are directors of the Corporation at the time of a special meeting of the holders of Series A Preferred Stock and Series B Preferred Stock to elect directors shall continue, notwithstanding the election at such meeting of the additional directors that such holders are entitled to elect, and the persons so elected, together with the remaining incumbent directors, shall constitute the duly elected directors of the Corporation. The Voting Period shall terminate at such time as all cumulative cash dividends in respect of all previously completed full Dividend Periods that are in arrears on the Series A Preferred Stock and the Series B Preferred Stock have been paid in full in cash or until non-cumulative cash dividends in respect of all previously completed full Dividend Periods that are in arrears on the Series A Preferred Stock and Series B Preferred Stock have been paid regularly for at least one year. Simultaneously with the termination of a Voting Period the terms of office of the directors elected by the holders of the Series A Preferred Stock and Series B Preferred Stock pursuant to this Section 3(b) and Section 3(c) of the Series B Certificate of Designation shall terminate, the remaining directors shall constitute the directors of the Corporation and the voting rights of such holders to elect additional directors pursuant to this Section 3(b) and Section 3(c) of the Series B Certificate of Designation shall cease.

         Section 4. CERTAIN RESTRICTIONS.

                  (a) Whenever the Corporation shall have not redeemed the shares of Series A Preferred Stock on the date such redemption is required by
Section 5 (a "Redemption Default"), thereafter and until all redemption payments shall have been made or all necessary funds shall have been Set Apart for Payment, if and so long as any shares of Series A Preferred Stock remain outstanding, the Corporation shall not, nor shall it permit any of its Subsidiaries other than wholly-owned Subsidiaries to: (A) declare or pay dividends, or make any other distributions, on any shares of Junior Stock other than dividends or distributions payable in Junior Stock; (B) declare or pay dividends, or make any other distributions, on any shares of Parity Stock, except dividends paid ratably on the Series A Preferred Stock and all Parity Stock on which dividends are payable or in arrears, in proportion to the total amounts to which the holders of all such shares are then entitled; (C) redeem or purchase or otherwise acquire for consideration (other than Junior Stock) any shares of Junior Stock or Parity Stock (other than, with respect to Parity Stock, ratably with the Series A Preferred Stock); or (D) purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, other than purchases ratably among all holders of the Series A Preferred Stock.

                  (b) The Corporation shall not permit any Subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of capital stock of the Corporation unless the Corporation could, pursuant to
Section 4(a), purchase or otherwise acquire such shares at such time and in such manner.



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         Section 5. REDEMPTION.

                  (a) Except as provided in this Section 5(a), the Corporation shall have no right to redeem any shares of Series A Preferred Stock. At any time after the sixth anniversary of the Series B Preferred Stock Issuance Date, the Corporation shall have the right, at its sole option and election, to redeem all, or part, of the outstanding shares of Series A Preferred Stock by paying therefor in cash 101% of the Stated Amount thereof plus all Accrued Dividends thereon to the date of redemption; provided that in the event of any partial redemption, at least 1,000,000 shares of Series A Preferred Stock shall remain outstanding after giving effect to such partial redemption and the Series A Preferred Stock must be redeemed pro rata based on the holders' respective holdings of Series A Preferred Stock. Notwithstanding the provisions of this
Section 5(a), the Corporation shall have no right to redeem the shares of Series A Preferred Stock pursuant to this Section 5(a) until the Corporation shall have reserved from its authorized and unissued Class A Common Stock such number of shares of Class A Common Stock as shall be sufficient to effect the conversion of all then outstanding shares of Series A Preferred Stock into Class A Common Stock.

                  (b) In the event there occurs a Change in Control, the Corporation shall offer to purchase from each holder all of the Series A Preferred Stock held by such holder for an amount in cash equal to the greatest of (i) the Liquidation Preference of the shares of Series A Preferred Stock held by the holder, (ii) in case of any Change in Control in which the shares of Series A Preferred Stock are not converted into (or entitled to receive) any cash, securities or property, the amount of the cash that such holder of the Series A Preferred Stock would have received had it converted its Series A Preferred Stock (including for such purposes any shares of Series A Preferred Stock issuable in respect of Accrued Dividends) into shares of Common Stock immediately prior to such Change in Control and received in respect of all such shares cash at the same effective value per share of Common Stock as is being paid by or on behalf of the acquiror of shares or assets in such transaction, plus Accrued Dividends payable in cash to the extent not otherwise reflected pursuant to the parenthetical phrase of this clause (ii), and (iii) in all other cases, the Fair Market Value (as defined below) of the cash, securities and other property that such holder of the Series A Preferred Stock would have received had it converted its Series A Preferred Stock (including for such purposes any shares of Series A Preferred Stock issuable in respect of Accrued Dividends) into shares of Common Stock immediately prior to such Change in Control, plus Accrued Dividends payable in cash to the extent not otherwise reflected pursuant to the parenthetical phrase of this clause (iii), (the greatest of (i), (ii) and (iii) above being referred to as the "Change in Control Redemption Price"), in each case by delivery of a notice of such offer (a "Change in Control Redemption Offer") within five Business Days following the Change in Control. In the event of a Change in Control, each holder of Series A Preferred Stock shall have the right (but not the obligation) to require the Corporation to purchase any or all of the Series A Preferred Stock held by such holder for an amount in cash equal to the Change in Control Redemption Price. Each holder of Series A Preferred Stock shall also be permitted, until the fifth Business Day following a Change in Control, to convert all, and not less than all, of the shares of Series A Preferred Stock held by such holder (including shares of Series A Preferred




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Stock issuable to such holder as Accrued Dividends that have accelerated or will accelerate as a result of a Change in Control) pursuant to Section 8 below; provided that any shares of Common Stock issuable upon conversion of any Series
A Preferred Stock converted pursuant to this sentence after a Change in Control has occurred shall be entitled to receive the same amount of cash, securities and other property in connection with such Change in Control as the Common Stock outstanding prior to the Change in Control. In the event a holder of Series A Preferred Stock does not elect to have all of its shares of Series A Preferred Stock either (i) redeemed by the Corporation pursuant to Section 5 or (ii) converted pursuant to Section 8 below, in each case in connection with a specific Change in Control event, then no dividends shall be deemed to have been accelerated in connection with such Change in Control. In the event that any holder does not elect to convert or redeem such holder's shares of Series A Preferred Stock pursuant to the foregoing sentence, such holder shall retain any rights it has to convert or redeem its shares of Series A Preferred Stock in connection with any subsequent Change in Control. "Fair Market Value" with respect to any securities shall be the Current Market Price thereof as of the close of business on the date of measurement. The Fair Market Value of any asset other than cash and securities shall be determined by the Board of Directors.

                  (c) Notice of any redemption of shares of Series A Preferred Stock pursuant to Section 5(a) shall be mailed at least 30 Business Days prior to the date fixed for redemption to each holder of shares of Series A Preferred Stock to be redeemed, at such holder's address as it appears on the transfer books of the Corporation. No redemption of shares of Series A Preferred Stock pursuant to Section 5(a) shall take place unless such notice shall have been mailed in accordance with this Section 5(c)(i). In order to facilitate the redemption of shares of Series A Preferred Stock, the Board of Directors may fix a record date for the determination of shares of Series A Preferred Stock to be redeemed, not more than sixty days nor less than thirty days prior to the date fixed for such redemption.

                           (i) Within five Business Days following an event
giving a holder of shares of Series A Preferred Stock the right, pursuant to
Section 5(b), to require the Corporation to redeem all of such shares, the Corporation shall give notice by mail to each holder of Series A Preferred Stock, at such holder's address as it appears on the transfer books of the Corporation, of such event, which notice shall set forth each holder's right to require the Corporation to redeem all, but not less than all, shares of Series A Preferred Stock held by it which are eligible for redemption pursuant to the terms of Section 5(b), the redemption date (which date shall be no more than 30 Business Days following the date of such mailed notice), and the procedures to be followed by such holder in exercising its right to cause such redemption. In the event a record holder of shares of Series A Preferred Stock shall elect to require the Corporation to redeem all such shares of Series A Preferred Stock pursuant to Section 5(b), such holder shall deliver within 20 Business Days of the mailing to it of the Corporation's notice described in this Section 5(c)(ii), a written notice to the Corporation so stating, specifying the number of shares to be redeemed pursuant to Section 5(b). The Corporation shall, in accordance with the terms hereof, redeem the number of shares so specified on the date fixed for redemption. Failure of the Corporation to give any notice required by this Section 5(c)(ii), or the formal insufficiency of any



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such notice, shall not prejudice the rights of any holders of shares of Series A
Preferred Stock to cause the Corporation to redeem all such shares held by them. Notwithstanding the foregoing, the Board of Directors of the Corporation may modify any offer pursuant to this Section 5(c)(ii) to the extent necessary to comply with the Exchange Act and the rules and regulations thereunder.

                           (ii) The Corporation shall publish the fact that it
is redeeming, or offering to redeem, shares of Series A Preferred Stock through a nationally prominent newswire service on or before the date of mailing any notice of redemption or right of redemption. At any time after a notice of redemption shall have been mailed and before such date of redemption the Corporation may deposit for the benefit of the holders of the Series A Preferred Stock called for redemption the funds necessary for such redemption with a bank or trust company doing business in the Borough of Manhattan, the City of New York, and having a capital and surplus of at least $1,000,000,000. Any interest allowed on moneys so deposited shall be paid to the Corporation. Upon the deposit of such funds or, if no such deposit is made, upon the date fixed for redemption (unless the Corporation shall default in making payment of the appropriate redemption amount), whether or not certificates for shares so called for redemption have been surrendered for cancellation, the shares of Series A Preferred Stock to be redeemed shall be deemed to be no longer outstanding and the holders thereof shall cease to be stockholders with respect to such shares and shall have no rights with respect thereto, except for the rights to receive the amount payable upon redemption, but without interest, and, up to the close of business on the date immediately preceding the date fixed for such redemption, the right to convert such shares pursuant to Section 8 hereof. Such deposit in trust shall be irrevocable except that any funds deposited by the Corporation which shall not be required for the redemption for which they were deposited because of the exercise of conversion rights shall be returned to the Corporation forthwith, and any funds deposited by the Corporation which are unclaimed at the end of one year from the date fixed for such redemption shall be paid over to the Corporation upon its request, and upon such repayment the holders of the shares of Series A Preferred Stock so called for redemption shall look only to the Corporation for payment of the appropriate amount. Any such unclaimed amounts paid over to the Corporation shall, for a period of six years from the date fixed for such redemption, be set apart and held by the corporation in trust for the benefit of the holders of such shares of Series A Preferred Stock, but no such holder shall be entitled to interest thereon. At the expiration of such six-year period, all right, title, interest and claim of such holders in or to such unclaimed amounts shall be extinguished, terminated and discharged, and such unclaimed amounts shall become part of the general funds of the Corporation free of any claim of such holders.

                  (d) Notwithstanding anything to the contrary herein, the Corporation shall not effect a redemption pursuant to Section 5(a) hereof unless simultaneously therewith the Corpora tion redeems shares of Series A Preferred Stock pro rata with the Series B Preferred Stock based on the respective numbers of outstanding shares as of the date on which the notice of redemption is given.


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                  (e) If the Corporation shall fail to comply with any of the provisions of this Section 5 (other than the timely giving of notice pursuant to Section 5(c)(i)), then in any such event, the Dividend Rate shall be increased by an amount equal to the Default Rate during the period in which such failure shall be continuing.

         Section 6. REACQUIRED SHARES.

         Any shares of Series A Preferred Stock converted, redeemed, purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof, and, if necessary to provide for the lawful redemption or purchase of such shares, the capital represented by such shares shall be reduced in accordance with the General Corporation Law of the State of Delaware. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock, par value $.01 per share, of the Corporation and may be reissued as part of another series of Preferred Stock, par value $.01 per share, of the Corporation.

         Section 7. LIQUIDATION, DISSOLUTION OR WINDING UP.

         If the Corporation shall adopt a plan of liquidation or of dissolution, or commence a voluntary case under the Federal bankruptcy laws or any other applicable state or Federal bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in any involuntary case under any such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of 90 consecutive days and on account of such event the Corporation shall liquidate, dissolve or wind up, or upon any other liquidation, dissolution or winding up of the Corporation (a "Liquidation"), the holders shall be entitled to receive the greatest of (i) the Liquidation Preference of the shares of Series A Preferred Stock held by the holder, and (ii) the Fair Market Value (as defined below) of the cash, securities and other property that such holder of the Series A Preferred Stock would have received had they converted their Series A Preferred Stock (including for such purposes any shares of Series A Preferred Stock issuable in respect of Accrued Dividends) into shares of Common Stock immediately prior to such Liquidation, plus Accrued Dividends payable in cash to the extent not otherwise reflected pursuant to the parenthetical phrase of this clause (ii)(including for such purposes any shares of Series A Preferred Stock issuable in respect of Accrued Dividends through the date of the Liquidation), before any distribution shall be made or any assets distributed in respect of Junior Stock to the holders of any Junior Stock including, without limitation, Common Stock of the

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Corporation. If upon any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the amounts payable with respect to the Series A Preferred Stock and all other Parity Stock are not paid in full, the holders of the Series A Preferred Stock and the Parity Stock will share equally and ratably in any distribution of assets of the Corporation first in proportion to the full liquidation preference to which each is entitled until such preferences are paid in full, and then in proportion to their respective amounts of accumulated but unpaid dividends. After payment of the full amount of the greatest of the amounts set forth in clause (i) or (ii) above to which they are entitled, the holders of shares of Series A Preferred Stock will not be entitled to any further participation in any distribution of assets of the Corporation. For the purposes of this Section 7, the voluntary sale, conveyance, exchange or transfer of all or substantially all of the property or assets of the Corporation or the consolidation or merger of the Corporation with or into one or more other corporations shall not be deemed to be a liquidation, winding-up or dissolution of the Corporation.

         Section 8. CONVERSION INTO COMMON STOCK.

                  Each share of Series A Preferred Stock, including any shares of Series A Preferred Stock issued as Accrued Dividends (including Accrued Dividends that have been accelerated in connection with a Change in Control and assuming any shares of Common Stock into which such shares are converted will be treated in all respects as shares of Common Stock outstanding prior to the Change in Control), may, at the option of the holder thereof, be converted into shares of Common Stock at any time, whether or not the Corporation has given notice of redemption under Section 5, on the terms and conditions set forth in this Section 8. Any such conversion shall be into shares of Class A Common Stock for so long as Class A Common Stock shall remain a separate class of the Corporation's Common Stock.

                  (a) Subject to the provisions for adjustment hereinafter set forth, each share of Series A Preferred Stock shall be convertible in the manner hereinafter set forth into a number of fully paid and nonassessable shares of Common Stock equal to the product obtained by multiplying the Applicable Conversion Rate (as defined below) by the number of shares of Series A Preferred Stock being converted. The "Applicable Conversion Rate" means the quotient obtained by dividing the Conversion Value on the date of conversion by the Conversion Price as adjusted pursuant to Section 8(b) on the date of conversion.

                  (b) The Conversion Price shall be subject to adjustment from time to time as follows:

                           (i) In case the Corporation shall at any time or from
time to time after the original issuance of the Series A Preferred Stock declare a dividend, or make a distribution, on the outstanding shares of Common Stock in either case, in shares of Common Stock, or effect a subdivision, combination, consolidation or reclassification of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then, and in each such case, the Conversion Price in effect immediately prior to such event or the record date therefor, whichever is earlier, shall be adjusted by multiplying such Conversion Price by a fraction, the numerator of which is the number of shares of Common Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Common Stock outstanding immediately after such event. An adjustment made pursuant to this Section 8(b)(i) shall become effective (x) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or
(y) in the case of any such subdivision, reclassification, consolidation or combination, at the close of business on the day upon which such corporate action becomes effective.

                           (ii) In case the Corporation shall issue (other than
upon the exercise of options, rights or convertible securities) shares of Common Stock (or options, rights, warrants or other securities convertible into or exchangeable for shares of Common Stock) at a price per share (or having an exercise or conversion price per share) less than the Current Market Price as of the Business Day immediately preceding the Measurement Date, other than (v) issuances in a private placement of securities, other than to an affiliate of the Corporation, at a price for the securities sold in such private placement (and the underlying common stock, as applicable) of not less than 95% of the Current Market Price thereof, (w) in a transaction to which Section 2(a), 2(b) or 8(b)(i) applies, (x) pursuant to options or other securities under any employee or director benefit plan or program of the Corporation approved by the Board of Directors of the Corporation or shares of Common Stock issued upon the exercise thereof, (y) pursuant to the conversion of the Series A Preferred Stock, the Series B Preferred Stock or the Class B Common Stock or (z) as dividends on the Series A Preferred Stock or the Series B Preferred Stock (the issuances under clauses (v), (w), (x), (y) and (z) being referred to as "Excluded Issuances"), then, and in each such case, the Conversion Price in effect immediately prior to the Measurement Date shall be reduced so as to be equal to an amount determined by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock of all classes outstanding at the close of business on the Measurement Date plus the number of shares of Common Stock (or the number of shares of Common Stock issuable upon the conversion, exchange or exercise of such options, rights, warrants or other securities convertible into or exchangeable for shares of Common Stock) which the aggregate consideration receivable by the Corporation in connection with such issuance would purchase at such Current Market Price and the denominator shall be the number of shares of Common Stock of all classes outstanding at the close of business on the Measurement Date plus the number of shares of Common Stock (or the number of shares of Common Stock issuable upon the conversion, exchange or exercise of such options, rights, warrants or other securities convertible into or exchangeable for shares of Common Stock) so issued. For purposes of this Section 8(b)(ii), the aggregate consideration receivable by the Corporation in connection with the issuance of shares of Common Stock or of options, rights, warrants or other convertible securities shall be deemed to be equal to the sum of the gross offering price (before deduction of customary underwriting discounts or commissions and expenses payable to third parties) of all such securities plus the minimum aggregate amount, if any, payable upon conversion or exercise of any such options, rights, warrants or other convertible securities into shares of Common Stock, less any original issue discount, premiums and other similar incentives which have the effect of reducing the effective price per share. For purposes of this Section 8(b)(ii), such adjustment shall become effective immediately prior to the opening of business on the Business Day immediately following the Measurement Date.

                           (iii) For so long as any of the Series B Preferred
Stock is outstanding, the initial Conversion Price shall be adjusted in the same manner and to the same extent as the Series B Preferred Stock pursuant to
Section 8(b)(iii) of the Series B Certificate of Designation.

                           (iv) In addition to the adjustments in Sections
8(b)(i)-(iii) above, the Corporation will be permitted to make such reductions in the Conversion Price as it considers to be advisable in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights will not be taxable to the holders of the shares of Common Stock.

                           (v) No adjustment in the Conversion Price shall be
required unless such adjustment would require an increase or decrease of at least 0.1% of the Conversion Price; provided, that any adjustments which by reason of this Section 8(b)(v) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 8 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

                  (c) In case of any capital reorganization or reclassification of outstanding shares of Common Stock (other than a reclassification covered by Section 8(b)(i)), or in case of any consolidation or merger of the Corporation with or into another Person, or in case of any sale or conveyance to another Person of the property of the Corporation as an entirety or substantially as an entirety (each of the foregoing being referred to as a "Transaction"), each share of Series A Preferred Stock then outstanding shall thereafter be convertible into, in lieu of the Common Stock issuable upon such conversion prior to the consummation of such Transaction, the kind and amount of shares of stock and other securities and property (including cash) receivable upon the consummation of such transaction by a holder of that number of shares of Common Stock into which one share of Series A Preferred Stock was convertible immediately prior to such Transaction (including, on a pro rata basis, the cash, securities or property received by holders of Common Stock in any tender or exchange offer that is a step in such Transaction). In any such case, if necessary, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions set forth in this
Section 8 with respect to rights and interests thereafter of the holders of shares of Series A Preferred Stock to the end that the provisions set forth herein for the protection of the conversion rights of the Series A Preferred Stock shall thereafter be applicable, as nearly as reasonably may be, to any such other shares of stock and other securities and property deliverable upon conversion of the shares of Series A Preferred Stock remaining outstanding (with such adjustments in the conversion price and number of shares issuable upon conversion and such other adjustments in the provisions hereof as the Board of Directors shall determine in good faith to be appropriate). In case securities or property other than Common Stock shall be issuable or deliverable upon conversion as aforesaid, then all references in this Section 8 shall be deemed to apply, so far as appropriate and as nearly as may be, to such other securities or property.

                  Notwithstanding anything contained herein to the contrary, the Corporation will not effect any Transaction unless, prior to the consummation thereof, (i) the Surviving Person (as defined in Section 10) thereof, if other than the Corporation, shall assume, by written instrument mailed to each record holder of shares of Series A Preferred Stock, at such holder's address as it appears on the transfer books of the Corporation, the obligation to deliver to such holder such cash, property and securities to which, in accordance with the foregoing provisions, such holder is entitled. Nothing contained in this Section 8(c) shall limit the rights of holders of the Series A Preferred Stock to convert the Series A Preferred Stock in connection with the Transaction or to exercise their rights to require the redemption of the Series A Preferred Stock under Section 5(b).

                  (d) The holder of any shares of Series A Preferred Stock may exercise its right to convert such shares into shares of Common Stock by surrendering for such purpose to the Corporation, at its principal office or at such other office or agency maintained by the Corpora tion for that purpose, a certificate or certificates representing the shares of Series A Preferred Stock to be converted duly endorsed to the Corporation in blank accompanied by a written notice stating that such holder elects to convert all or a specified whole number of such shares in accordance with the provisions of this Section 8. The Corporation will pay any and all documentary, stamp or similar issue or transfer tax and any other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of Series A Preferred Stock pursuant hereto. As promptly as practicable, and in any event within three Business Days after the surrender of such certificate or certificates and the receipt of such notice relating thereto and, if applicable, payment of all transfer taxes (or the demonstration to the satisfaction of the Corporation that such taxes are inapplicable), the Corporation shall deliver or cause to be delivered (i) certificates registered in the name of such holder representing the number of validly issued, fully paid and nonassessable full shares of Common Stock to which the holder of shares of Series A Preferred Stock so converted shall be entitled and (ii) if less than the full number of shares of Series A Preferred Stock evidenced by the surrendered certificate or certificates are being converted, a new certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificate or certificates less the number of shares converted. Such conversion shall be deemed to have been made at the close of business on the date of receipt of such notice and of such surrender of the certificate or certificates representing the shares of Series A Preferred Stock to be converted so that the rights of the holder thereof as to the shares being converted shall cease except for the right to receive shares of Common Stock, and the person entitled to receive the shares of Common Stock shall be treated for all purposes as having become the record holder of such shares of Common Stock at such time.

                  (e) Shares of Series A Preferred Stock may be converted at any time and, if subject to mandatory redemption, up to the close of business on the last Business Day immediately preceding the date fixed for such mandatory redemption of such shares.

                  (f) In connection with the conversion of any shares of Series A Preferred Stock, no fractions of shares of Common Stock shall be issued, but in lieu thereof the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Current Market Price per share of Common Stock on the day on which such shares of Series A Preferred Stock are deemed to have been converted.

                  (g) In case at any time or from time to time the Corporation shall pay any dividend or make any other distribution to the holders of its Common Stock, or shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or any other right, other than pursuant to the Rights Offering or the Rights Plan, or there shall be any capital reorganization or reclassification of the Common Stock of the Corporation or consolidation or merger of the Corporation with or into another corporation, or any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety, or there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation, then, in any one or more of said cases the Corporation shall give at least 20 days' prior written notice (the time of mailing of such notice shall be deemed to be the time of giving thereof) to the registered holders of the Series A Preferred Stock at the addresses of each as shown on the books of the Corporation of the date on which (i) the books of the corporation shall close or a record shall be taken for such stock dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, sale or conveyance, dissolution, liquidation or winding up shall take place, as the case may be, provided that in the case of any Transaction to which Section 8(c) applies the Corporation shall give at least 30 days' prior written notice as aforesaid. Such notice shall also specify the date, if known, as of which the holders of the Common Stock and of the Series A Preferred Stock of record shall participate in said dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock or Series A Preferred Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale or conveyance, or participate in such dissolution, liquidation or winding up, as the case may be.

         Section 9. REPORTS AS TO ADJUSTMENTS.

         Whenever the number of shares of Common Stock into which each share of Series A Preferred Stock is convertible (or the number of votes to which each share of Series A Preferred Stock is entitled) is adjusted as provided in
Section 8, the Corporation shall promptly mail to the holders of record of the outstanding shares of Series A Preferred Stock at their respective addresses as the same shall appear in the Corporation's stock records a notice stating that the number of shares of Common Stock into which the shares of Series A Preferred Stock are convertible has been adjusted and setting forth the new number of shares of Common Stock (or describing the new stock, securities, cash or other property) into which each share of Series A Preferred Stock is convertible, as a result of such adjustment, a brief statement of the facts requiring such adjustment and the computation thereof, and when such adjustment became effective.

         Section 10. DEFINITIONS.

         For the purposes of the Certificate of Designation of Series A Convertible Preferred Stock which embodies this resolution:

         "Accrued Dividends" to a particular date (the "Applicable Date") means
(i) all dividends accrued but not paid on the Series A Preferred Stock pursuant to Section 2(a), whether or not earned or declared, accrued to the Applicable Date, plus (ii) all dividends or distributions payable pursuant to Section 2(b) for which the Triggering Distribution was declared, ordered, paid or made on or prior to the Applicable Date; provided that if a Change of Control or Liquidation occurs at any time on or prior to the sixth anniversary of the Series B Preferred Stock Issuance Date, Accrued Dividends payable on the date of the Change of Control or Liquidation shall be deemed to include all dividends on the entire amount of the Series A Preferred Stock outstanding on the date of the Change of Control or Liquidation which have not been previously paid but which otherwise would accrue through and including the sixth anniversary of the Series B Preferred Stock Issuance Date (assuming that all dividends were paid solely in additional shares of Series A Preferred Stock rather than cash), which dividends shall be deemed to have been accelerated, recalculated and paid on their respective Dividend Payment Dates, in each case payable solely in additional shares of Series A Preferred Stock; provided, however, that with respect to any holder of Series A Preferred Stock, no such dividends shall be deemed to have been accelerated, recalculated or paid in connection with a Change in Control in the event such holder has not elected, in connection with such Change in Control, to have all of its shares of Series A Preferred Stock either (i) redeemed by the Corporation pursuant to Section 5 or (ii) converted pursuant to
Section 8.

         "affiliate" shall have the meaning set forth in Rule 12b-2 promulgated by the Securities and Exchange Commission under the Exchange Act.

         "associate" shall have the meaning set forth in Rule 12b-2 promulgated by the Securities and Exchange Commission under the Exchange Act.

         "Business Day" means any day other than a Saturday, Sunday, or a day on which commercial banks in the City of New York are authorized or obligated by law or executive order to close.

         "Capital Stock" means (i) in the case of a corporation, corporate stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited) and (iv) any other interest or participation that confers on a person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing person.

         "Cash Percentage" means, as to any date, the amount calculated on the basis of the following formula (expressed as a percentage), with the dividend payment period ("DPP") referring to the number of Dividend Payment Dates that have occurred prior to such date: 73,125/ (7,000,000 times 1.024375 raised to the power of DPP (i.e., 1.024375(DPP)), plus 3,000,000).

         "Change in Control" means any of the following:

                  (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (an "Acquiring Person"), other than the Corporation, or any of its Subsidiaries or any Investor or Excluded Group, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of the combined voting power or economic interests of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors; provided, however, that any transfer from any Investor or Excluded Group will not result in a Change in Control if such transfer was part of a series of related transactions the effect of which, absent the transfer to such Acquiring Person by the Investor or Excluded Group, would not have resulted in the acquisition by such Acquiring Person of 35% or more of the combined voting power or economic interests of the then outstanding voting securities; or

                  (b) during any period of 12 consecutive months after the Series B Preferred Stock Issuance Date, the individuals who at the beginning of any such 12-month period constituted a majority of the Class A Directors and Class C Directors (the "Incumbent Non-Investor Majority") cease for any reason to constitute at least a majority of such Class A Directors and Class C Directors; provided that (i) any individual becoming a director whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of the stockholders having the right to designate such director and (ii) any director whose election to the Board or whose nomination for election by the stockholders of the Corporation was approved by the requisite vote of directors entitled to vote on such election or nomination in accordance with the Restated Certificate of Incorporation of the Corporation, shall, in each such case, be considered as though such individual were a member of the Incumbent Non-Investor Majority, but excluding, as a member of the Incumbent Non-Investor Majority, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Corporation (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) and further excluding any person who is an affiliate or associate of an Acquiring Person having or proposing to acquire beneficial ownership of 25% or more of the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors; or

                  (c) the approval by the stockholders of the Corporation of a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the voting securities of the Corporation immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 57.5% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Corporation resulting from such reorganization, merger or consolidation; or

                  (d) the sale or other disposition of assets representing 50% or more of the assets of the Corporation in one transaction or series of related transactions;

provided, that the occurrence of any event identified in subparagraphs (a) through (d) above that would otherwise be treated as a Change in Control shall not constitute a Change in Control hereunder if a majority of the Class B Directors, by vote duly taken, shall so determine.

         "Class A Common Stock" means the Class A Common Stock, par value $0.01 per share, of the Corporation.

         "Class A Directors" has the meaning set forth in the Restated Certificate of Incorporation.

         "Class B Common Stock" means the Class B Common Stock, par value $0.01 per share, of the Corporation.

         "Class B Directors" has the meaning set forth in the Restated Certificate of Incorporation.

         "Class C Directors" has the meaning set forth in the Restated Certificate of Incorporation.

         "Closing Price" per share of Common Stock on any date shall be the last sale price, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, in either case as reported on the Nasdaq National Market or in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or American Stock Exchange, as the case may be, or, if the Common Stock is listed or admitted to trading on the New York Stock Exchange or American Stock Exchange, or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or such other system then in use, or, if on any such date the Common Stock is not quoted by any such organization, the average of the Closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors.

         "Common Stock" means the Class A Common Stock and the Class B Common Stock or, if there shall no longer be separate classes, the common stock, par value $0.01 per share, of the Corporation.

         "Conversion Price" shall initially be equal to $8.75, subject to adjustment as provided in Section 8(b).

         "Conversion Value" per share of Series A Preferred Stock shall be an amount equal to the Stated Amount plus all Accrued Dividends thereon to the date of conversion or redemption, as the case may be.

         "Current Market Price" per share of Common Stock on any date shall be the average of the Closing Prices of a share of Common Stock for the five consecutive Trading Days selected by the Corporation commencing not less than 10 Trading Days nor more than 20 Trading Days before the date in question. If on any such Trading Day the Common Stock is not quoted by any organization referred to in the definition of Closing Price, the Current Market Price of the Common Stock on such day shall be determined by the Board of Directors.

         "Dividend Payment Date" means the following dates: (i) the date that is three months after the Series B Preferred Stock Issuance Date; (ii) the date that is six months after the Series B Preferred Stock Issuance Date; (iii) the date that is nine months after the Series B Preferred Stock Issuance Date; (iv) the date that is the first anniversary of the Series B Preferred Stock Issuance Date; and the anniversaries of the foregoing dates.

         "Dividend Period" means the Initial Dividend Period and, thereafter, each quarterly period from a Dividend Payment Date to the next following Dividend Payment Date (but without including such later Dividend Payment Date).

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Excluded Group" means a "group" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) that includes one or more of the Investors; provided, that the voting securities of the Corporation "beneficially owned" (as such term is used in Rule 13d-3 promulgated under the Exchange Act) by such Investors represents a majority of the voting securities "beneficially owned" (as such term is used in Rule 13d-3 promulgated under the Exchange Act) by such group.

         "Initial Dividend Period" means the dividend period commencing on the Series A Preferred Stock Issuance Date and ending on the first Dividend Payment Date to occur thereafter (but without including such later Dividend Payment
Date).

         "Investors" means Apollo Real Estate Investment Fund III, L.P., Apollo Investment Fund IV, L.P., Thomas H. Lee Equity Fund IV, L.P., Thomas H. Lee Foreign Fund IV, L.P., Thomas H. Lee Charitable Investment L.P., THL-CCI Limited Partnership, Beacon Private Equity, Inc., Beacon Capital Partners, L.P. and Strategic Real Estate Investments I, L.L.C., together with each of their Permitted Assignees and Permitted Third Party Transferees (as each such term is defined in the Purchase Agreement), and all of their respective successors by operation of law.

         "Junior Stock" means all classes of Common Stock of the Corporation and each other class of Capital Stock of the Corporation or series of Preferred Stock of the Corporation currently existing or hereafter created the terms of which do not expressly provide that it ranks senior to, or on a parity with, the Series A Preferred Stock as to dividend distributions and distributions upon liquidation, winding-up and dissolution of the Corporation.

         "Liquidation Preference" means, in the event of a liquidation or winding up of the Corporation, an amount per share of Series A Preferred Stock equal to the greater of (i) the amount the holders of the Series A Preferred Stock would have received had they converted their Series A Preferred Stock (including for such purposes any shares of Series A Preferred Stock issuable in respect of Accrued Dividends through the date of liquidation) into Common Stock immediately prior to such liquidation or winding up and (ii) the Stated Amount of their Series A Preferred Stock plus any Accrued Dividends.

         "Measurement Date" means, for purposes of Section 8(b)(ii), (i) in the case of an offering of rights, warrants or options to all or substantially all of the holders of the Common Stock or any other issuance contemplated by such Section where a record date is fixed for the determination of stockholders entitled to participate in such issuance, such record date and (ii) in all other cases, the Business Day immediately preceding the date of issuance of shares of Common Stock (or options, rights, warrants or other securities convertible into or exchangeable for shares of Common Stock) contemplated by such Section.

         "Parity Stock" means any class of Capital Stock of the Corporation or series of preferred stock of the Corporation hereafter created the terms of which expressly provide that such class or series will rank on a parity with the Series A Preferred Stock as to dividend distributions, redemptions (other than redemptions in connection with the Rights Offering) and distributions upon liquidation, winding-up and dissolution, including the Series B Preferred Stock.

         "Person" means an individual, partnership, corporation, limited liability company or partnership, unincorporated organization, trust or joint venture, or a governmental agency or political subdivision thereof, or other entity of any kind.

         "PIK Percentage" means, as to any date, the amount determined by subtracting the Cash Percentage with respect to such date from 2.4375%.

         "Preferred Stock" means the preferred stock, par value $0.01 per share, of the Corporation.

         "Purchase Agreement" means the Securities Purchase Agreement, dated as of February 18, 1999, by and among the Corporation, Patriot, Wyndham International Operating Partnership, L.P. and Patriot American Hospitality Partnership, L.P. and each of the Investors party thereto.

         "Rights Offering" has the meaning set forth in the Purchase Agreement.

         "Senior Stock" means each other class of Capital Stock of the Corporation or series of Preferred Stock of the Corporation hereafter created that has been approved by the holders in accordance with Section 3(b) hereof and the terms of which expressly provide that such class or series will rank senior to the Series A Preferred Stock as to dividend distributions and distribu tions upon liquidation, winding-up and dissolution of the Corporation.

         "Series A Preferred Stock" means the Series A Convertible Preferred Stock of the Corporation, the terms of which are set forth in the Series A Certificate of Designation.

         "Series A Preferred Stock Issuance Date" means the original date of issuance of the Series A Preferred Stock.

         "Series B Certificate of Designation" means the Certificate of Designation of the Series B Preferred Sock filed with the Secretary of State of the State of Delaware on the Series B Preferred Stock Issuance Date, as it may be amended from time to time.

         "Series B Preferred Stock" means the Series B Convertible Preferred Stock of the Corporation, the terms of which are set forth in the Series B Certificate of Designation.

         "Series B Preferred Stock Issuance Date" means the original date of issuance of Series B Preferred Stock to the Investors.

         "Set Apart for Payment" means the Corporation shall have irrevocably deposited with a bank or trust company doing business in the Borough of Manhattan, the City of New York, and having a capital and surplus of at least $1,000,000,000 in trust for the exclusive benefit of the holders of shares of Series A Preferred Stock, funds sufficient to satisfy the Corporation's payment obligation.

         "Stated Amount" means $100 per share.

         "Subsidiary" of any Person means any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

         "Surviving Person" means the continuing or surviving Person of a merger, consolidation or other corporate combination, the Person receiving a transfer of all or a substantial part of the properties and assets of the Corporation, or the Person consolidating with or merging into the Corporation in a merger, consolidation or other corporate combination in which the Corporation is the continuing or surviving Person, but in connection with which the Series A Preferred Stock or Common Stock of the Corporation is exchanged, converted or reinstated into the securities of any other Person or cash or any other property; provided, however, if such Surviving Person is a direct or indirect Subsidiary of a Person, the parent entity also shall be deemed to be a Surviving Person.

         "Trading Day" means a day on which the principal national securities exchange on which the Common Stock is quoted, listed or admitted to trading is open for the transaction of business or, if the Common Stock is not quoted, listed or admitted to trading on any national securities exchange (including the Nasdaq Stock Market), any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

         "Trading Price" per share of Common Stock on any date shall be the last sales price for the Common Stock reported on the Nasdaq Stock Market (or if the Common Stock is not then quoted thereon, then for the principal national securities exchange on which the Common Stock is listed or admitted to trading) or, if the Common Stock is not quoted on the Nasdaq Stock Market and is not listed or admitted to trading on any national securities exchange, in the over-the-counter market, as reported by NASDAQ or such other system then in use, or, if on any such date the Common Stock is not quoted by any such organization, as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors of the Corporation.


                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation of Series A Convertible Preferred Stock to be duly executed by its President and attested to by its Secretary and has caused its corporate seal to be affixed hereto, this ____ day of __________, 1999.

                                      WYNDHAM INTERNATIONAL, INC.



                                       By:
                                          ------------------------------------
                                                          President

ATTEST:



By:
   --------------------------------
     Secretary



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